                                                                  EXHIBIT 10.34


                                 ADDENDUM NO. 2

        This is an addendum ("Addendum No. 2") dated March 17, 1995 to that certain Standard Industrial/Multi-Tenant Lease Form dated October 22, 1989 for the premises known as 3233 INVESTMENT BOULEVARD, HAYWARD, CALIFORNIA by and between SUNLIFE ASSURANCE COMPANY OF CANADA ("Lessor) and CHOLESTECH CORPORATION, A CALIFORNIA CORPORATION ("Lessee").

                                    RECITALS

        WHEREAS, Lessor and Lessee are parties to a lease dated October 22, 1989, for the premises known as 3233 Investment Boulevard, Hayward, California (the "Lease"), hereinafter referred to as 3347 Investment Boulevard, Hayward, California;

        WHEREAS, the term of the lease expires March 31, 1996, and was subsequently amended due to construction delays to commence July 25, 1990 and expire on July 24, 1996.

        WHEREAS, Lessor and Lessee desire to amend the lease in accordance with the terms and conditions hereafter set forth.

        3.1 INSERT TO PARAGRAPH 3.1:

        Lessor and Lessee agree to modify insert to Paragraph 3.1 as follows:
Lessor hereby grants to Lessee one (1) option to extend the term of this Lease. All other terms and conditions of Paragraph 3.1 as well as the Insert to Paragraph 3.1 shall remain in full force and effect.

        57. EXTENSION:

        Lessor and Lessee agree to modify the existing lease agreement to extend this lease for a period of five (5) years beginning April 1, 1995 and ending March 31, 2000.

        59. LEASE RATE - BEGINNING APRIL 1, 1995:


            MONTHS                                           RENTAL RATE PER MONTH, NNN
            ----------------------------------               --------------------------
            April 1, 1995 - September 30, 1997               $16,200.00 ($.54 NNN psf)
            October 1, 1997 - March 31, 2000                 $17,100.00 ($.57 NNN psf)

        60. EXCESS SPACE:

        Lessor's representative will market in "good faith" the 2,800 square feet of office space as outlined on Exhibit "A-1" as available for lease. Upon mutual execution of a lease agreement with a third party for said space, Lessee shall be relieved of their obligation to pay rent on that portion (+/-2,800 square feet) of the Premises.


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        Except as expressly modified hereby, all other terms and conditions of said lease dated October 22, 1989 shall remain in full force and effect throughout the extended term thereof.

LESSOR:                                     SUNLIFE ASSURANCE COMPANY OF CANADA


                                            By:   /s/ George M. Collins
                                               --------------------------------
                                            Title:  for President
                                                  -----------------------------

                                            Date:  5/2/95
                                                 ------------------------------



                                            By:  (signature illegible)
                                               --------------------------------

                                            Title:  for Secretary
                                                  -----------------------------

                                            Date:  5/2/95
                                                  -----------------------------



LESSEE:                                     CHOLESTECH CORPORATION,
                                            A CALIFORNIA CORPORATION

                                            By:  /s/ Steven L. Barbato
                                               --------------------------------

                                            Title:  V.P. Manufacturing
                                                   ----------------------------

                                            Date:  3/27/95
                                                 ------------------------------





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